Exhibit 99.1

ZNOMICS, INC.

2002 STOCK INCENTIVE PLAN

STOCK OPTION GRANT AGREEMENT

Unless otherwise defined herein, the terms defined in the Znomics, Inc. 2002 Stock Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Grant Agreement (the “Grant Agreement”).

I. NOTICE OF STOCK OPTION GRANT

Participant Name:

Address:

You have been granted an option (the “Option”) to purchase Common Stock of Znomics, Inc. (the “Company”), subject to the terms and conditions of the Plan and this Grant Agreement, as follows:

Grant Number	________________________

Date of Grant	________________________

Vesting Commencement Date	________________________

Exercise Price per Share	$_______________________

Total Number of Shares Granted	________________________

Total Exercise Price	$_______________________

Type of Option:	___ Incentive Stock Option

___ Nonstatutory Stock Option

Term/Expiration Date:	________________________

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

[INSERT VESTING SCHEDULE]

Termination Period:

This Option will be exercisable for [three (3) months] after Participant ceases to provide services to the Company, unless such termination is due to Participant’s death or disability, in which case this Option will be exercisable for [twelve (12) months] after Participant ceases to provide services to the Company.  Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 7(d) of the Plan.

By Participant’s signature and the signature of the Company's representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Grant Agreement, including the Terms and Conditions of Stock Option Grant, attached hereto as Exhibit A, all of which are made a part of this document.  Participant has reviewed the Plan and this Grant Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Agreement and fully understands all provisions of the Plan and Grant Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Grant Agreement.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	ZNOMICS, INC.

__________________________	________________________________
Signature	By

__________________________________	__________________________________________
Print Name	Title

Residence Address:
______________________________

______________________________

EXHIBIT A

(a)TERMS AND CONDITIONS OF STOCK OPTION GRANT

1. Grant of Option.  The Company hereby grants to the Participant named in the Notice of Grant attached as Part I of this Grant Agreement (the “Participant”) an option (the “Option”) to purchase the number of shares of Common Stock (“Shares”), as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to all of the terms and conditions in this Grant Agreement and the Plan, which is incorporated herein by reference.  Subject to Section 7(g) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Grant Agreement, the terms and conditions of the Plan will prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an ISO under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  However, if this Option is intended to be an ISO, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as a Nonstatutory Stock Option (“NSO”).

2. Vesting Schedule.  Except as provided in Section 3, the Option awarded by this Grant Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant.  Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Grant Agreement, unless Participant will have continuously provided services to the Company from the Date of Grant until the date such vesting occurs.

3. Administrator Discretion.  The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Option at any time, subject to the terms of the Plan.  If so accelerated, such Option will be considered as having vested as of the date specified by the Administrator.

4. Exercise of Option.

(a)           Right to Exercise.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Grant Agreement.

(b)           Method of Exercise.  This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit B (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice will be completed by Participant and delivered to the Company.  The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable tax withholding.  This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

5. Method of Payment.  Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant.

(a)           cash;

(b)           check;

(c)           consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d)           surrender of other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares, provided that accepting such Shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company.

6. Tax Obligations.

(a)           Withholding Taxes.  Notwithstanding any contrary provision of this Grant Agreement, no certificate representing the Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares.  To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant.  If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time of the Option exercise, Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b)           Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Grant Date, or (ii) the date one (1) year after the date of exercise, Participant will immediately notify the Company in writing of such disposition.  Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(c)           Code Section 409A.  Under Code Section 409A, an option that vests after December 31, 2004 that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “Discount Option”) may be considered “deferred compensation.”  A Discount Option may result in (i) income recognition by Participant prior to the exercise of the option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges.  The Discount Option may also result in additional state income, penalty and interest charges to the Participant.  Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the Date of Grant in a later examination.  Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant will be solely responsible for Participant’s costs related to such a determination.

7. Rights as Stockholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant.  After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

8. No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICES TO THE COMPANY AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS GRANT AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER OF THE COMPANY FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER OF THE COMPANY AT ANY TIME, WITH OR WITHOUT CAUSE.

9. Address for Notices.  Any notice to be given to the Company under the terms of this Grant Agreement will be addressed to the Company, in care of its [TITLE] at Znomics, Inc., 2611 SW 3rd Avenue, Suite 200, Portland, Oregon 97201, or at such other address as the Company may hereafter designate in writing.

10. Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

11. Binding Agreement.  Subject to the limitation on the transferability of this grant contained herein, this Grant Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

12. Additional Conditions to Issuance of Stock.  If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company.  The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.  Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

13. Plan Governs.  This Grant Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Grant Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.  Capitalized terms used and not defined in this Grant Agreement will have the meaning set forth in the Plan.

14. Administrator Authority.  The Administrator will have the power to interpret the Plan and this Grant Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Option have vested).  All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons.  No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Grant Agreement.

15. Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to Options awarded under the Plan or future Options that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means.  Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

16. Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Grant Agreement.

17. Agreement Severable.  In the event that any provision in this Grant Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Grant Agreement.

18. Modifications to the Agreement.  This Grant Agreement constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Grant Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Grant Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Grant Agreement, the Company reserves the right to revise this Grant Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Option.

19. Amendment, Suspension or Termination of the Plan.  By accepting this Award, Participant expressly warrants that he or she has received an Option under the Plan, and has received, read and understood a description of the Plan.  Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

20. Governing Law.  This Grant Agreement will be governed by the laws of the State of [Oregon], without giving effect to the conflict of law principles thereof.  For purposes of litigating any dispute that arises under this Option or this Grant Agreement, the parties hereby submit to and consent to the jurisdiction of the State of [Oregon], and agree that such litigation will be conducted in the courts of [Multnomah] County, [Oregon], or the federal courts for the United States for the [District of Oregon], and no other courts, where this Option is made and/or to be performed.

EXHIBIT B

ZNOMICS, INC.

2002 STOCK INCENTIVE PLAN

EXERCISE NOTICE

Znomics, Inc.
2611 SW 3rd Avenue, Suite 200
Portland, Oregon 97201

Attention:  [_______]

2. Exercise of Option.  Effective as of today, ________________, _____, the undersigned (“Purchaser”) hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Znomics, Inc. (the “Company”) under and pursuant to the 2002 Stock Incentive Plan (the “Plan”) and the Stock Option Grant Agreement dated ________ (the “Grant Agreement”).  The purchase price for the Shares will be $_____________, as required by the Grant Agreement.

3. Delivery of Payment.  Purchaser herewith delivers to the Company the full purchase price of the Shares and any required tax withholding to be paid in connection with the exercise of the Option.

4. Representations of Purchaser.  Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Grant Agreement and agrees to abide by and be bound by their terms and conditions.

5. Rights as Stockholder.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option.  The Shares so acquired will be issued to Participant as soon as practicable after exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 7(d) of the Plan.

6. Tax Consultation.  Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares.  Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

7. Entire Agreement; Governing Law.  The Plan and Grant Agreement are incorporated herein by reference.  This Exercise Notice, the Plan and the Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser.  This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of [Oregon].

Submitted by:	Accepted by:

PURCHASER	ZNOMICS, INC.

__________________________	________________________________
Signature	By

__________________________________	__________________________________________
Print Name	Title

Address:
______________________________

______________________________

                                                                                    ____________________________________
Date Received